                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-4

                                                    Distribution Date: 6/16/2003

Section 5.2 - Supplement                                       Class A         Class B       Collateral                  Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                   0.00           0.00            0.00                      0.00

(ii)   Monthly Interest Distributed                            1,792,000.00     172,147.16      258,001.15              2,222,148.31
       Deficiency Amounts                                              0.00           0.00                                      0.00
       Additional Interest                                             0.00           0.00                                      0.00
       Accrued and Unpaid Interest                                                                    0.00                      0.00

(iii)  Collections of Principal Receivables                  214,504,313.83  17,875,257.34   22,982,707.20            255,362,278.37

(iv)   Collections of Finance Charge Receivables              17,491,644.45   1,457,628.71    1,874,113.09             20,823,386.25

(v)    Aggregate Amount of Principal Receivables                                                                   32,478,661,656.81

                                       Investor Interest   1,400,000,000.00 116,666,000.00  150,000,666.67          1,666,666,666.67
                                       Adjusted Interest   1,400,000,000.00 116,666,000.00  150,000,666.67          1,666,666,666.67

                                                Series
       Floating Investor Percentage                5.13%             84.00%          7.00%           9.00%                   100.00%
       Fixed Investor Percentage                   5.13%             84.00%          7.00%           9.00%                   100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.65%
               30 to 59 days                                                                                                   1.34%
               60 to 89 days                                                                                                   0.98%
               90 or more days                                                                                                 2.02%
                                                                                                                 -------------------
                                                Total Receivables                                                            100.00%

(vii)  Investor Default Amount                                 7,470,568.11     622,543.79      800,421.57              8,893,533.47

(viii) Investor Charge-Offs                                            0.00           0.00            0.00                      0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                      0.00           0.00            0.00

(x)    Net Servicing Fee                                       1,166,666.67      97,221.67      125,000.56              1,388,888.89

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                        8.31%

(xii)  Reallocated Monthly Principal                                                  0.00            0.00                      0.00

(xiii) Closing Investor Interest (Class A Adjusted)        1,400,000,000.00 116,666,000.00  150,000,666.67          1,666,666,666.67

(xiv)  LIBOR                                                                                                                1.31000%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvii) Accumulation Shortfall                                                                                                   0.00

(xviii)Principal Funding Investment Proceeds                                                                                    0.00

(xx)   Principal Investment Funding Shortfall                                                                                   0.00

(xxi)  Available Funds                                        16,324,977.78   1,360,407.04    1,749,112.54             19,434,497.36

(xxii) Certificate Rate                                            1.44000%       1.66000%        1.93500%

------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.


       By:
               ---------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-1

                                                    Distribution Date: 6/16/2003

Section 5.2 - Supplement                                     Class A         Class B         Collateral              Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                   0.00           0.00            0.00                      0.00

(ii)   Monthly Interest Distributed                            1,431,111.11     136,295.82      214,667.25              1,782,074.18
       Deficiency Amounts                                              0.00           0.00                                      0.00
       Additional Interest                                             0.00           0.00                                      0.00
       Accrued and Unpaid Interest                                                                    0.00                      0.00

(iii)  Collections of Principal Receivables                  176,199,972.08  14,683,279.93   18,878,619.50            209,761,871.51

(iv)   Collections of Finance Charge Receivables              14,368,136.51   1,197,340.54    1,539,447.36             17,104,924.42

(v)    Aggregate Amount of Principal Receivables                                                                   32,478,661,656.81

                                       Investor Interest   1,150,000,000.00  95,833,000.00  123,214,619.00          1,369,047,619.00
                                       Adjusted Interest   1,150,000,000.00  95,833,000.00  123,214,619.00          1,369,047,619.00

                                                 Series
       Floating Investor Percentage                4.22%             84.00%          7.00%           9.00%                   100.00%
       Fixed Investor Percentage                   4.22%             84.00%          7.00%           9.00%                   100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.65%
               30 to 59 days                                                                                                   1.34%
               60 to 89 days                                                                                                   0.98%
               90 or more days                                                                                                 2.02%
                                                                                                                 -------------------
                                                Total Receivables                                                            100.00%

(vii)  Investor Default Amount                                 6,136,538.09     511,376.40      657,488.00              7,305,402.49

(viii) Investor Charge-Offs                                            0.00           0.00            0.00                      0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                      0.00           0.00            0.00

(x)    Net Servicing Fee                                         958,333.33      79,860.83      102,678.85              1,140,873.02

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                        8.31%

(xii)  Reallocated Monthly Principal                                                  0.00            0.00                      0.00

(xiii) Closing Investor Interest (Class A Adjusted)        1,150,000,000.00  95,833,000.00  123,214,619.00          1,369,047,619.00

(xiv)  LIBOR                                                                                                                1.31000%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvii) Accumulation Shortfall                                                                                                   0.00

(xviii)Principal Funding Investment Proceeds                                                                                    0.00

(xx)   Principal Investment Funding Shortfall                                                                                   0.00

(xxi)  Available Funds                                        13,409,803.18   1,117,479.71    1,436,768.51             15,964,051.40

(xxii) Certificate Rate                                            1.40000%       1.60000%        1.96000%

------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.


           By:
               ---------------------------------
         Name: Patricia M. Garvey
        Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-5

                                                    Distribution Date: 6/16/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                     Class A         Class B         Collateral              Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                   0.00           0.00            0.00                      0.00

(ii)   Monthly Interest Distributed                              849,333.33      80,406.42      129,330.65              1,059,070.40
       Deficiency Amounts                                              0.00           0.00                                      0.00
       Additional Interest                                             0.00           0.00                                      0.00
       Accrued and Unpaid Interest                                                                    0.00                      0.00

(iii)  Collections of Principal Receivables                   99,591,288.57   8,299,171.90   10,670,597.38            118,561,057.84

(iv)   Collections of Finance Charge Receivables               8,121,120.64     676,751.72      870,128.40              9,668,000.76

(v)    Aggregate Amount of Principal Receivables                                                                   32,478,661,656.81

                                      Investor Interest      650,000,000.00  54,166,000.00   69,643,524.00            773,809,524.00
                                      Adjusted Interest      650,000,000.00  54,166,000.00   69,643,524.00            773,809,524.00

                                               Series
       Floating Investor Percentage                2.38%             84.00%          7.00%           9.00%                   100.00%
       Fixed Investor Percentage                   2.38%             84.00%          7.00%           9.00%                   100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.65%
               30 to 59 days                                                                                                   1.34%
               60 to 89 days                                                                                                   0.98%
               90 or more days                                                                                                 2.02%
                                                                                                                 -------------------
                                          Total Receivables                                                                  100.00%

(vii)  Investor Default Amount                                 3,468,478.05     289,036.28      371,626.21              4,129,140.54

(viii) Investor Charge-Offs                                            0.00           0.00            0.00                      0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                      0.00           0.00            0.00

(x)    Net Servicing Fee                                         541,666.67      45,138.33       58,036.27                644,841.27

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                        8.31%

(xii)  Reallocated Monthly Principal                                                  0.00            0.00                      0.00

(xiii) Closing Investor Interest (Class A Adjusted)          650,000,000.00  54,166,000.00   69,643,524.00            773,809,524.00

(xiv)  LIBOR                                                                                                                1.31000%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvii) Accumulation Shortfall                                                                                                   0.00

(xviii)Principal Funding Investment Proceeds                                                                                    0.00

(xx)   Principal Investment Funding Shortfall                                                                                   0.00

(xxi)  Available Funds                                         7,579,453.97     631,613.39      812,092.13              9,023,159.49

(xxii) Certificate Rate                                            1.47000%       1.67000%        2.16000%

------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-1

                                                    Distribution Date: 6/16/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                     Class A         Class B         Collateral              Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                   0.00           0.00            0.00                      0.00

(ii)   Monthly Interest Distributed                              980,000.00      94,444.44      172,142.86              1,246,587.30
       Deficiency Amounts                                              0.00           0.00                                      0.00
       Additional Interest                                             0.00           0.00                                      0.00
       Accrued and Unpaid Interest                                                                    0.00                      0.00

(iii)  Collections of Principal Receivables                  114,913,025.27   9,576,085.44   12,312,109.87            136,801,220.58

(iv)   Collections of Finance Charge Receivables               9,370,523.81     780,876.98    1,003,984.70             11,155,385.49

(v)    Aggregate Amount of Principal Receivables                                                                   32,478,661,656.81

                                       Investor Interest     750,000,000.00  62,500,000.00   80,357,143.00            892,857,143.00
                                       Adjusted Interest     750,000,000.00  62,500,000.00   80,357,143.00            892,857,143.00

                                               Series
       Floating Investor Percentage                2.75%             84.00%          7.00%           9.00%                   100.00%
       Fixed Investor Percentage                   2.75%             84.00%          7.00%           9.00%                   100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.65%
               30 to 59 days                                                                                                   1.34%
               60 to 89 days                                                                                                   0.98%
               90 or more days                                                                                                 2.02%
                                                                                                                 -------------------
                                          Total Receivables                                                                  100.00%

(vii)  Investor Default Amount                                 4,002,090.06     333,507.51      428,795.36              4,764,392.93

(viii) Investor Charge-Offs                                            0.00           0.00            0.00                      0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                      0.00           0.00            0.00

(x)    Net Servicing Fee                                         625,000.00      52,083.33       66,964.29                744,047.62

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                        8.31%

(xii)  Reallocated Monthly Principal                                                  0.00            0.00                      0.00

(xiii) Closing Investor Interest (Class A Adjusted)          750,000,000.00  62,500,000.00   80,357,143.00            892,857,143.00

(xiv)  LIBOR                                                                                                                1.31000%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvii) Accumulation Shortfall                                                                                                   0.00

(xviii)Principal Funding Investment Proceeds                                                                                    0.00

(xx)   Principal Investment Funding Shortfall                                                                                   0.00

(xxi)  Available Funds                                         8,745,523.81     728,793.65      937,020.41             10,411,337.87

(xxii) Certificate Rate                                            1.47000%       1.70000%        2.51000%

------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.


       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-3

                                                   Distribution Date: 6/16/2003
                                                         Period Type: Revolving

Section 5.2 - Supplement                                                                                     Total
--------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                             0.00                                                0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                 4,717,500.00
       Class B Note Interest Requirement                   279,708.54
       Net Class C Note Interest Requirement               102,247.34                                        5,099,455.88

(iii)  Collections of Principal Receivables                                                                147,994,186.98

(iv)   Collections of Finance Charge Receivables                                                            12,068,110.21

(v)    Aggregate Amount of Principal Receivables                                                        32,478,661,656.81

                        Investor Interest                                                                  965,910,000.00
                        Adjusted Interest                                                                  965,910,000.00


       Floating Investor Percentage                                                                                 2.97%
       Fixed Investor Percentage                                                                                    2.97%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                             95.65%
               30 to 59 days                                                                                        1.34%
               60 to 89 days                                                                                        0.98%
               90 or more days                                                                                      2.02%
                                                                                                       -------------------
                                          Total Receivables                                                       100.00%

(vii)  Investor Default Amount                                                                               5,154,211.75

(viii) Investor Charge-Offs                                                                                          0.00

(ix)   Reimbursed Investor Charge-Offs                                                                               0.00

(x)    Net Servicing Fee                                                                                       804,925.00

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                             8.31%

(xii)  Portfolio Supplemented Yield                                                                                 9.78%

(xiii) Reallocated Monthly Principal                                                                                 0.00

(xiv)  Accumulation Shortfall                                                                                        0.00

(xv)   Principal Funding Investment Proceeds                                                                         0.00

(xvi)  Principal Funding Investment Shortfall                                                                        0.00

(xvii) Available Investor Finance Charge Collections                                                        11,263,185.21

(xviii)Note Rate                          Class A            6.66000%
                                          Class B            6.95000%
                                          Class C            2.26000%


--------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-1

                                                   Distribution Date: 6/16/2003
                                                         Period Type: Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     986,666.67
       Class B Note Interest Requirement                      92,222.22
       Net Class C Note Interest Requirement                 137,953.08                                       1,216,841.97

(iii)  Collections of Principal Receivables                                                                 136,801,198.67

(iv)   Collections of Finance Charge Receivables                                                             11,155,383.71

(v)    Aggregate Amount of Principal Receivables                                                         32,478,661,656.81

                        Investor Interest                                                                   892,857,000.00
                        Adjusted Interest                                                                   892,857,000.00


       Floating Investor Percentage                                                                                  2.75%
       Fixed Investor Percentage                                                                                     2.75%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.65%
               30 to 59 days                                                                                         1.34%
               60 to 89 days                                                                                         0.98%
               90 or more days                                                                                       2.02%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                4,764,392.17

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        744,047.50

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              8.31%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         10,411,336.21

(xxii) Note Rate                          Class A              1.48000%
                                          Class B              1.66000%
                                          Class C              2.04000%


---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-3

                                                   Distribution Date: 6/16/2003
                                                         Period Type: Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     960,000.00
       Class B Note Interest Requirement                      92,222.22
       Net Class C Note Interest Requirement                 135,810.22                                       1,188,032.45

(iii)  Collections of Principal Receivables                                                                 136,801,198.67

(iv)   Collections of Finance Charge Receivables                                                             11,155,383.71

(v)    Aggregate Amount of Principal Receivables                                                         32,478,661,656.81

                        Investor Interest                                                                   892,857,000.00
                        Adjusted Interest                                                                   892,857,000.00


       Floating Investor Percentage                                                                                  2.75%
       Fixed Investor Percentage                                                                                     2.75%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.65%
               30 to 59 days                                                                                         1.34%
               60 to 89 days                                                                                         0.98%
               90 or more days                                                                                       2.02%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                4,764,392.17

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        744,047.50

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              8.31%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         10,411,336.21

(xxii) Note Rate                          Class A              1.44000%
                                          Class B              1.66000%
                                          Class C              2.01000%


---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-1

                                                   Distribution Date: 6/16/2003
                                                         Period Type: Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     920,266.67
       Class B Note Interest Requirement                      90,440.00
       Net Class C Note Interest Requirement                 139,491.55                                       1,150,198.22

(iii)  Collections of Principal Receivables                                                                 130,234,761.97

(iv)   Collections of Finance Charge Receivables                                                             10,619,926.99

(v)    Aggregate Amount of Principal Receivables                                                         32,478,661,656.81

                        Investor Interest                                                                   850,000,000.00
                        Adjusted Interest                                                                   850,000,000.00


       Floating Investor Percentage                                                                                  2.62%
       Fixed Investor Percentage                                                                                     2.62%

(vi) Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.65%
               30 to 59 days                                                                                         1.34%
               60 to 89 days                                                                                         0.98%
               90 or more days                                                                                       2.02%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                4,535,702.07

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        708,333.33

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              8.31%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                          9,911,593.65

(xxii) Note Rate                          Class A              1.45000%
                                          Class B              1.71000%
                                          Class C              2.16000%


---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-2

                                                   Distribution Date: 6/16/2003
                                                         Period Type: Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     635,555.56
       Class B Note Interest Requirement                      61,850.86
       Net Class C Note Interest Requirement                 100,065.24                                         797,471.66

(iii)  Collections of Principal Receivables                                                                  91,200,799.11

(iv)   Collections of Finance Charge Receivables                                                              7,436,922.47

(v)    Aggregate Amount of Principal Receivables                                                         32,478,661,656.81

                        Investor Interest                                                                   595,238,000.00
                        Adjusted Interest                                                                   595,238,000.00


       Floating Investor Percentage                                                                                  1.83%
       Fixed Investor Percentage                                                                                     1.83%

(vi) Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.65%
               30 to 59 days                                                                                         1.34%
               60 to 89 days                                                                                         0.98%
               90 or more days                                                                                       2.02%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                3,176,261.44

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        496,031.67

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              8.31%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                          6,940,890.80

(xxii) Note Rate                          Class A              1.43000%
                                          Class B              1.67000%
                                          Class C              2.21000%


---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-3

                                                   Distribution Date: 6/16/2003
                                                         Period Type: Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     920,000.00
       Class B Note Interest Requirement                      91,666.67
       Net Class C Note Interest Requirement                 146,524.49                                       1,158,191.16

(iii)  Collections of Principal Receivables                                                                 136,801,198.67

(iv)   Collections of Finance Charge Receivables                                                             11,155,383.71

(v)    Aggregate Amount of Principal Receivables                                                         32,478,661,656.81

                        Investor Interest                                                                   892,857,000.00
                        Adjusted Interest                                                                   892,857,000.00


       Floating Investor Percentage                                                                                  2.75%
       Fixed Investor Percentage                                                                                     2.75%

(vi) Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.65%
               30 to 59 days                                                                                         1.34%
               60 to 89 days                                                                                         0.98%
               90 or more days                                                                                       2.02%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                4,764,392.17

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        744,047.50

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              8.31%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         10,411,336.21

(xxii) Note Rate                          Class A              1.38000%
                                          Class B              1.65000%
                                          Class C              2.16000%


---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-4

                                                   Distribution Date: 6/16/2003
                                                         Period Type: Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Distribution allocable to :
       Class A Note Interest Requirement                   1,070,944.00
       Class B Note Interest Requirement                     105,155.56
       Net Class C Note Interest Requirement                 168,107.76                                       1,344,207.32

(iii)  Collections of Principal Receivables                                                                 153,217,367.02

(iv)   Collections of Finance Charge Receivables                                                             12,494,031.75

(v)    Aggregate Amount of Principal Receivables                                                         32,478,661,656.81

                        Investor Interest                                                                 1,000,000,000.00
                        Adjusted Interest                                                                 1,000,000,000.00


       Floating Investor Percentage                                                                                  3.08%
       Fixed Investor Percentage                                                                                     3.08%

(vi) Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.65%
               30 to 59 days                                                                                         1.34%
               60 to 89 days                                                                                         0.98%
               90 or more days                                                                                       2.02%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                5,336,120.08

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        833,333.33

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              8.31%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         11,660,698.42

(xxii) Note Rate                          Class A              5.50000%
                                          Class B              1.69000%
                                          Class C              2.21000%


---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-5

                                                   Distribution Date: 6/16/2003
                                                         Period Type: Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   1,579,200.00
       Class B Note Interest Requirement                     164,266.67
       Net Class C Note Interest Requirement                 264,161.58                                       2,007,628.25

(iii)  Collections of Principal Receivables                                                                 229,826,050.53

(iv)   Collections of Finance Charge Receivables                                                             18,741,047.63

(v)    Aggregate Amount of Principal Receivables                                                         32,478,661,656.81

                        Investor Interest                                                                 1,500,000,000.00
                        Adjusted Interest                                                                 1,500,000,000.00


       Floating Investor Percentage                                                                                  4.62%
       Fixed Investor Percentage                                                                                     4.62%

(vi) Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.65%
               30 to 59 days                                                                                         1.34%
               60 to 89 days                                                                                         0.98%
               90 or more days                                                                                       2.02%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                8,004,180.12

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                      1,250,000.00

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              8.31%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         17,491,047.63

(xxii) Note Rate                          Class A              1.41000%
                                          Class B              1.76000%
                                          Class C              2.31000%


---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-6

                                                   Distribution Date: 6/16/2003
                                                         Period Type: Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   1,290,240.00
       Class B Note Interest Requirement                     133,653.33
       Net Class C Note Interest Requirement                 220,929.20                                       1,644,822.53

(iii)  Collections of Principal Receivables                                                                 183,860,840.43

(iv)   Collections of Finance Charge Receivables                                                             14,992,838.10

(v)    Aggregate Amount of Principal Receivables                                                         32,478,661,656.81

                        Investor Interest                                                                 1,200,000,000.00
                        Adjusted Interest                                                                 1,200,000,000.00


       Floating Investor Percentage                                                                                  3.69%
       Fixed Investor Percentage                                                                                     3.69%

(vi) Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.65%
               30 to 59 days                                                                                         1.34%
               60 to 89 days                                                                                         0.98%
               90 or more days                                                                                       2.02%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                6,403,344.10

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                      1,000,000.00

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              8.31%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         13,992,838.10

(xxii) Note Rate                          Class A              1.44000%
                                          Class B              1.79000%
                                          Class C              2.41000%


---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-1

                                                   Distribution Date: 6/16/2003
                                                         Period Type: Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   1,052,800.00
       Class B Note Interest Requirement                     105,777.78
       Net Class C Note Interest Requirement                 174,507.76                                       1,333,085.54

(iii)  Collections of Principal Receivables                                                                 153,217,367.02

(iv)   Collections of Finance Charge Receivables                                                             12,494,031.75

(v)    Aggregate Amount of Principal Receivables                                                         32,478,661,656.81

                        Investor Interest                                                                 1,000,000,000.00
                        Adjusted Interest                                                                 1,000,000,000.00


       Floating Investor Percentage                                                                                  3.08%
       Fixed Investor Percentage                                                                                     3.08%

(vi) Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.65%
               30 to 59 days                                                                                         1.34%
               60 to 89 days                                                                                         0.98%
               90 or more days                                                                                       2.02%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                5,336,120.08

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        833,333.33

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              8.31%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         11,660,698.42

(xxii) Note Rate                          Class A              1.41000%
                                          Class B              1.70000%
                                          Class C              2.29000%


---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-2

                                                   Distribution Date: 6/16/2003
                                                         Period Type: Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   1,421,653.33
       Class B Note Interest Requirement                     142,862.22
       Net Class C Note Interest Requirement                 235,350.82                                       1,799,866.38

(iii)  Collections of Principal Receivables                                                                 214,504,313.83

(iv)   Collections of Finance Charge Receivables                                                             17,491,644.45

(v)    Aggregate Amount of Principal Receivables                                                         32,478,661,656.81

                        Investor Interest                                                                 1,400,000,000.00
                        Adjusted Interest                                                                 1,400,000,000.00


       Floating Investor Percentage                                                                                  4.31%
       Fixed Investor Percentage                                                                                     4.31%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.65%
               30 to 59 days                                                                                         1.34%
               60 to 89 days                                                                                         0.98%
               90 or more days                                                                                       2.02%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                7,470,568.11

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                      1,166,666.67

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              8.31%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         16,324,977.78

(xxii) Note Rate                          Class A              1.36000%
                                          Class B              1.64000%
                                          Class C              2.21000%


---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-3

                                                   Distribution Date: 6/16/2003
                                                         Period Type: Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   1,657,600.00
       Class B Note Interest Requirement                     164,266.67
       Net Class C Note Interest Requirement                 267,761.58                                       2,089,628.25

(iii)  Collections of Principal Receivables                                                                 229,826,050.53

(iv)   Collections of Finance Charge Receivables                                                             18,741,047.63

(v)    Aggregate Amount of Principal Receivables                                                         32,478,661,656.81

                        Investor Interest                                                                 1,500,000,000.00
                        Adjusted Interest                                                                 1,500,000,000.00


       Floating Investor Percentage                                                                                  4.62%
       Fixed Investor Percentage                                                                                     4.62%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.65%
               30 to 59 days                                                                                         1.34%
               60 to 89 days                                                                                         0.98%
               90 or more days                                                                                       2.02%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                8,004,180.12

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                      1,250,000.00

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              8.31%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         17,491,047.63

(xxii) Note Rate                          Class A              1.48000%
                                          Class B              1.76000%
                                          Class C              2.34000%


---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-4

                                                   Distribution Date: 6/16/2003
                                                         Period Type: Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   1,523,200.00
       Class B Note Interest Requirement                     151,200.00
       Net Class C Note Interest Requirement                 244,961.58                                       1,919,361.58

(iii)  Collections of Principal Receivables                                                                 229,826,050.53

(iv)   Collections of Finance Charge Receivables                                                             18,741,047.63

(v)    Aggregate Amount of Principal Receivables                                                         32,478,661,656.81

                        Investor Interest                                                                 1,500,000,000.00
                        Adjusted Interest                                                                 1,500,000,000.00


       Floating Investor Percentage                                                                                  4.62%
       Fixed Investor Percentage                                                                                     4.62%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.65%
               30 to 59 days                                                                                         1.34%
               60 to 89 days                                                                                         0.98%
               90 or more days                                                                                       2.02%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                8,004,180.12

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                      1,250,000.00

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              8.31%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         17,491,047.63

(xxii) Note Rate                          Class A              1.36000%
                                          Class B              1.62000%
                                          Class C              2.15000%


---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-5

                                                   Distribution Date: 6/16/2003
                                                         Period Type: Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   1,052,800.00
       Class B Note Interest Requirement                     103,911.11
       Net Class C Note Interest Requirement                 172,107.76                                       1,328,818.87

(iii)  Collections of Principal Receivables                                                                 153,217,367.02

(iv)   Collections of Finance Charge Receivables                                                             12,494,031.75

(v)    Aggregate Amount of Principal Receivables                                                         32,478,661,656.81

                        Investor Interest                                                                 1,000,000,000.00
                        Adjusted Interest                                                                 1,000,000,000.00


       Floating Investor Percentage                                                                                  3.08%
       Fixed Investor Percentage                                                                                     3.08%

(vi) Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.65%
               30 to 59 days                                                                                         1.34%
               60 to 89 days                                                                                         0.98%
               90 or more days                                                                                       2.02%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                5,336,120.08

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        833,333.33

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              8.31%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         11,660,698.42

(xxii) Note Rate                          Class A              1.41000%
                                          Class B              1.67000%
                                          Class C              2.26000%


---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-6

                                                   Distribution Date: 6/16/2003
                                                         Period Type: Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   1,125,226.67
       Class B Note Interest Requirement                     113,617.78
       Net Class C Note Interest Requirement                 198,118.52                                       1,436,962.96

(iii)  Collections of Principal Receivables                                                                 168,539,103.73

(iv)   Collections of Finance Charge Receivables                                                             13,743,434.93

(v)    Aggregate Amount of Principal Receivables                                                         32,478,661,656.81

                        Investor Interest                                                                 1,100,000,000.00
                        Adjusted Interest                                                                 1,100,000,000.00


       Floating Investor Percentage                                                                                  3.39%
       Fixed Investor Percentage                                                                                     3.39%

(vi) Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.65%
               30 to 59 days                                                                                         1.34%
               60 to 89 days                                                                                         0.98%
               90 or more days                                                                                       2.02%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                5,869,732.09

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        916,666.67

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              8.31%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         12,826,768.26

(xxii) Note Rate                          Class A              1.37000%
                                          Class B              1.66000%
                                          Class C              2.36000%


---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-7

                                                   Distribution Date: 6/16/2003
                                                         Period Type: Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     800,800.00
       Class B Note Interest Requirement                      81,200.00
       Net Class C Note Interest Requirement                 147,080.78                                       1,029,080.78

(iii)  Collections of Principal Receivables                                                                 114,913,025.27

(iv)   Collections of Finance Charge Receivables                                                              9,370,523.81

(v)    Aggregate Amount of Principal Receivables                                                         32,478,661,656.81

                        Investor Interest                                                                   750,000,000.00
                        Adjusted Interest                                                                   750,000,000.00


       Floating Investor Percentage                                                                                  2.31%
       Fixed Investor Percentage                                                                                     2.31%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.65%
               30 to 59 days                                                                                         1.34%
               60 to 89 days                                                                                         0.98%
               90 or more days                                                                                       2.02%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                4,002,090.06

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        625,000.00

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              8.31%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                          8,745,523.81

(xxii) Note Rate                          Class A              1.43000%
                                          Class B              1.74000%
                                          Class C              2.56000%


---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-8

                                                   Distribution Date: 6/16/2003
                                                         Period Type: Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   1,125,226.67
       Class B Note Interest Requirement                     114,986.67
       Net Class C Note Interest Requirement                 202,518.50                                       1,442,731.83

(iii)  Collections of Principal Receivables                                                                 168,539,103.73

(iv)   Collections of Finance Charge Receivables                                                             13,743,434.93

(v)    Aggregate Amount of Principal Receivables                                                         32,478,661,656.81

                        Investor Interest                                                                 1,100,000,000.00
                        Adjusted Interest                                                                 1,100,000,000.00


       Floating Investor Percentage                                                                                  3.39%
       Fixed Investor Percentage                                                                                     3.39%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.65%
               30 to 59 days                                                                                         1.34%
               60 to 89 days                                                                                         0.98%
               90 or more days                                                                                       2.02%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                5,869,732.09

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        916,666.67

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              8.31%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         12,826,768.26

(xxii) Note Rate                          Class A              1.37000%
                                          Class B              1.68000%
                                          Class C              2.41000%


---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2003-1

                                                   Distribution Date: 6/16/2003
                                                         Period Type: Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   1,523,200.00
       Class B Note Interest Requirement                     156,800.00
       Net Class C Note Interest Requirement                 276,161.57                                       1,956,161.57

(iii)  Collections of Principal Receivables                                                                 229,826,050.53

(iv)   Collections of Finance Charge Receivables                                                             18,741,047.63

(v)    Aggregate Amount of Principal Receivables                                                         32,478,661,656.81

                        Investor Interest                                                                 1,500,000,000.00
                        Adjusted Interest                                                                 1,500,000,000.00


       Floating Investor Percentage                                                                                  4.62%
       Fixed Investor Percentage                                                                                     4.62%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.65%
               30 to 59 days                                                                                         1.34%
               60 to 89 days                                                                                         0.98%
               90 or more days                                                                                       2.02%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                8,004,180.12

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                      1,250,000.00

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              8.31%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         17,491,047.63

(xxii) Note Rate                          Class A              1.36000%
                                          Class B              1.68000%
                                          Class C              2.41000%


---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2003-2

                                                   Distribution Date: 6/16/2003
                                                         Period Type: Revolving

Section 5.2 - Supplement                                                                                          Total
-------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                 0.00                                                 0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     1,420,757.33
       Class B Note Interest Requirement                       138,407.11
       Net Class C Note Interest Requirement                   268,144.45                                         1,827,308.89

(iii)  Collections of Principal Receivables                                                                     205,311,271.81

(iv)   Collections of Finance Charge Receivables                                                                 16,742,002.55

(v)    Aggregate Amount of Principal Receivables                                                             32,478,661,656.81

                         Investor Interest                                                                    1,340,000,000.00
                         Adjusted Interest                                                                    1,340,000,000.00


       Floating Investor Percentage                                                                                      4.13%
       Fixed Investor Percentage                                                                                         4.13%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                  95.65%
               30 to 59 days                                                                                             1.34%
               60 to 89 days                                                                                             0.98%
               90 or more days                                                                                           2.02%
                                                                                                           --------------------
                                           Total Receivables                                                           100.00%

(vii)  Investor Default Amount                                                                                    7,150,400.91

(viii) Investor Charge-Offs                                                                                               0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                    0.00

(x)    Net Servicing Fee                                                                                          1,116,666.67

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                  8.31%

(xii)  Reallocated Monthly Principal                                                                                      0.00

(xiii) Accumulation Shortfall                                                                                             0.00

(xiv)  Principal Funding Investment Proceeds                                                                              0.00

(xv)   Principal Funding Investment Shortfall                                                                             0.00

(xvi)  Available Investor Finance Charge Collections                                                             15,625,335.88

(xxii) Note Rate                           Class A               1.42000%
                                           Class B               1.66000%
                                           Class C               2.61000%


-------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               -----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President